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                                  EXHIBIT 10.5

 Guarantee dated as of January 5, 1995 made by Printpack, Inc. in favor of PNC
                  Bank, Ohio, National Association, as amended.




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                                   GUARANTEE


     In consideration of the extension of credit by PNC BANK, OHIO, NATIONAL ASSOCIATION ("Lender"), to ORFLEX LTD ("Debtor"), and other good and valuable consideration the receipt of which is acknowledged, PRINTPACK, INC. ("Guarantor") hereby unconditionally and irrevocably guarantees Lender the prompt payment of all types of indebtedness, liabilities and obligations of Debtor to Lender of every kind and description, direct or indirect, absolute or contingent, joint or several, whether as drawer, maker, endorser, guarantor, surety, pursuant to letter of credit obligations or otherwise, whether due or to become due, and whether now existing or hereafter arising or contracted in connection with the Loan Agreement of even date herewith between Debtor and Lender ("Loan Agreement"), all documents executed in connection therewith and all amendments, extensions and renewals thereto, and all charges, expenses, fees, attorneys' fees and any other fees chargeable to Debtor under the Loan Agreement and all indemnification obligations contained in any of the foregoing (hereinafter collectively referred to as the "Obligations"). If Debtor defaults in the payment of any such Obligations, Guarantor will pay the amount due to Lender.

     Guarantor will benefit directly and indirectly from Lender making the extension of credit to Debtor and is willing to execute this Guarantee in order to induce Lender to extend such credit.

     Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Loan Agreement.

1. NATURE OF GUARANTEE, WAIVERS. This is a guarantee of payment and not of collection. This is an absolute, unconditional, irrevocable and continuing guarantee and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and Lender has terminated this Guarantee. This Guarantee will extend to and cover any and all amendments, extensions, supplements, substitutions and renewals of the Obligations and any number of extensions of time for payment thereof and will not be affected by any surrender, exchange, acceptance, compromise or release by Lender of any other party, or any other guarantee or any security held by it for any of the Obligations, by any delay or omission of Lender in exercising any right or power with respect to any of the Obligations or any guarantee or collateral held by it for any of the Obligations, by any failure of Lender to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to, any security or other collateral for any of the Obligations or any guarantee, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guarantee thereof. Notice of acceptance of this Guarantee, notice of extensions of credit to Debtor from time to time, notice of default, diligence, presentment, protest, demand for payment, notice of demand or protest, and any defense based upon a failure of Lender to comply with the notice requirements of the applicable version of Uniform Commercial Code Section 9-504 are hereby waived.




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Lender at any time and from time to time, without the consent of Guarantor, and without impairing or releasing, discharging or modifying the liabilities of Guarantor hereunder, may in its sole discretion (a) change the manner, place or terms of payment or performance of or interest rates on, or change or extend the time of payment or performance of, or other terms relating to any of the Obligations, (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guarantees, or any security for any Obligations or Guarantees, (c) apply any and all payments from any source whatsoever including any proceeds of any Collateral, to any Obligations of Debtor in any order, manner and amount, (d) deal with any other person with respect to any Obligations in such manner as Lender deems appropriate, and/or (e) substitute, exchange or release any security or guarantee. Irrespective of the taking or refraining from taking of any action concerning the Obligations, the obligations of Guarantor ,will remain in full force and effect and will not be affected, impaired, discharged or released in any manner. Lender in its sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand for any payment upon Debtor and it need not pursue any of its remedies against Debtor, any other guarantor or other person, or any security for any of the Obligations before having recourse against Guarantor under this Guarantee. No setoff, counterclaim, reduction or diminution of any Obligation, or any defense of any kind or nature, that Guarantor has or may have in the future against Debtor, or that Debtor has or may have in the future against Lender, will be available hereunder to Guarantor against Lender.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Guarantor hereby represents, warrants and covenants as follows:

    2.1 This Guarantee is a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms.

    2.2 The execution, delivery and performance of this Guarantee does not and will not violate or contravene any laws, statutes, ordinances, orders, rules or regulations applicable hereto or to Guarantor, or any indenture, agreement or other instrument or document to which Guarantor is a party or by which Guarantor or any of Guarantor's properties or assets is or may be bound.

    2.3 Guarantor is fully aware of the financial condition of Debtor and is executing and delivering this Guarantee based solely upon Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement of Lender.

    2.4 Guarantor will give Lender prompt written notice of the occurrence of any Event of Default or default of which Guarantor has actual or constructive notice.

    2.5 Guarantor will maintain an NAIC rating of 2 or better.



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     2.6 Guarantor will not permit a default with respect to any evidence of
Indebtedness in excess of $5,000,000 for borrowed money to exist, if the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to the stated maturity thereof (regardless of any waiver by such holder), and will pay any Indebtedness of it in excess of $5,000,000 for borrowed money when due and payable, whether at the due date thereof or a date fixed for prepayment or otherwise (after the expiration of any applicable grace period).

     2.7 Guarantor will furnish Lender within 90 days after the end of each fiscal year of the Guarantor annual audited financial statements which will:
(a) include a balance sheet as of the end of such year, and statements of income, retained earnings and cash flow for such year; (b) be on a consolidated and consolidating basis with Guarantor, its Subsidiaries, if any, and any entity into which Guarantor's financial information is consolidated in accordance with generally accepted accounting principles; and (c) contain a report of an independent certified public accountant acceptable to Lender. Guarantor will also furnish to Lender at such time a compliance certificate signed by the Chief Financial Officer of Guarantor certifying that no default or event of default exists as to Guarantor's Indebtedness.

3. REPAYMENTS OR RECOVERY FROM LENDER. If any demand is made at any time upon Lender for the repayment or recovery of any amount or amounts received by it in payment or on account of any of the Obligations and if Lender repays all or any part of such amount or amounts by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, Guarantor will be and remain liable hereunder for the amount or amounts so repaid or recovered to the same extent as if such amount or amounts had never been received originally by Lender. The provisions of this Section will be and remain effective notwithstanding any contrary action which may have been taken by Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to Lender's rights under this Guarantee and will be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this Section will survive the termination or revocation of this Guarantee.

4. BANKRUPTCY, ETC. It is specifically understood that any modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will not affect, modify, limit or discharge the liability of Guarantor in any manner whatsoever and this Guarantee will remain and continue in full force and effect and will be enforceable against Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of Debtor that may result from any such proceeding.


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5.   EVENTS OF DEFAULT.  Immediately upon the filing of a proceeding in bankruptcy, reorganization, debt adjustment or receivership by or against Debtor or Guarantor, or any assignment by Debtor or Guarantor for the benefit of creditors, or, at the option of Lender upon the event of the occurrence of:
(i) any other Event of Default (as defined in any of the Obligations) or (ii) any other default under any of the Obligations that does not have a defined set of "Events of Default," Guarantor will immediately deposit with Lender in U.S. dollars all amounts due or to become due under the Obligations, and Lender will use such funds to prepay the Obligations. Such amounts will be paid by Guarantor to Lender without presentment, demand, protest or notice of any kind, which are hereby expressly waived. The rights and remedies of Lender, after the occurrence of any such event, will include but not be limited to the right to (i) set off against the Obligations, without notice, the amount of any or all deposits of Guarantor with Lender, and (ii) to exercise any one or more of the rights and remedies provided a secured party under applicable law with respect to any Collateral.

6. COSTS. To the extent that Lender incurs any costs or expenses in protecting or enforcing its rights under this Guarantee or under any of the documents that grant Lender a lien on the Collateral, including but not limited to reasonable Attorneys' Fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the incurring or payment thereof at the Default Rate.

7.   GENERAL.

     7.1 INDEMNITY. Guarantor will indemnify, defend and hold harmless Lender, its directors, officers, counsel and employees, from and against all claims, demands, liabilities, judgments, losses, damages, costs and expenses (including all accounting fees and attorneys' fees reasonably incurred), that any such indemnified party may incur (whether joint or several) arising under or by reason of this Guarantee or any act hereunder or with respect hereto or thereto except the willful misconduct or gross negligence of such indemnified party. The provisions of this Section will survive the termination or revocation of this Guarantee.

     7.2 NOTICES. All notices, demands, requests, consents or approvals and other communications required or permitted hereunder will be in writing and will be conclusively deemed to have been received by a party hereto and to be effective if delivered personally to such party, or sent by telex, facsimile (followed by written confirmation) or other telegraphic means, or by overnight courier service, or by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or to such other address as any party may give to the other in writing for such purpose:


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       To Lender:               PNC Bank, Ohio, National Association
                                201 East Fifth Street
                                Cincinnati, Ohio 45202
                                Attention: Metropolitan Lending Division

       To Guarantor
       for personal delivery:   Printpack, Inc.
                                4335 Wendell Drive, SW
                                Atlanta, Georgia 30336
                                Attention:  Vice President - Finance

       To Guarantor otherwise:  Printpack, Inc.
                                P.O. Box 43687
                                Atlanta, Georgia 30378
                                Attention: Vice President - Finance

All such communications, if personally delivered, will be conclusively deemed to have been received by a party hereto and to be effective when so delivered, or if sent by telex, facsimile or telegraphic means, on the day on which transmitted, or if sent by overnight courier service, on the day after deposit thereof with such service, or if sent by certified or registered mail, on the third business day after the day on which deposited in the mail.

     7.3 REMEDIES CUMULATIVE, ETC. The terms of this Guarantee may be enforced as to any one or more breaches either separately, successively, concurrently, independently or cumulatively from time to time and as often and in such order as Lender may deem expedient, and no single or partial exercise of any right or remedy will preclude any further exercise thereof. No right or remedy herein conferred upon or reserved to Lender hereunder is intended to be exclusive of any other available right or remedy, but each and every such right or remedy will be cumulative and will be in addition to every other right or remedy given under this Guarantee or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right, remedy or power accruing upon any Event of Default or default, omission or failure of performance hereunder or under any of the Obligations will impair any such right, remedy or power or will be construed to be a waiver thereof or an acquiescence therein, nor will it affect any subsequent Event of Default or default of the same or a different nature.

     7.4 MODIFICATIONS. No modification or waiver of any provision of this Guarantee nor consent to any departure by Guarantor therefrom, will in any event be effective unless the same is in writing and specifically refers to this Guarantee, and then such waiver or consent will be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case will entitle Guarantor to any other or further notice or demand in the same, similar or other circumstance. No modification or waiver of any provision of this Guarantee, nor consent to any departure by Guarantor therefrom, will be established by conduct, custom or course of dealing.

     7.5 BINDING EFFECT, ASSIGNABILITY. This Guarantee will be binding upon Guarantor and Guarantor's successors and assigns and inure to the benefit of Lender and its successors and assigns; provided, however, that Guarantor may not assign this


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Guarantee in whole or in part without the prior written consent of Lender, and
Lender at any time may assign this Guarantee in whole or in part. If any or all of the Obligations are assigned by Lender, this Guarantee will inure to the benefit of Lender's assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments; provided that no assignment will operate to relieve Guarantor from any duty to Lender hereunder with respect to any unassigned portion of the Obligations.

     7.6 VALIDITY. Any provisions of this Guarantee which are held to be invalid or unenforceable by any court will not affect the validity or enforceability of any other provision hereof.

     7.7 GENDER, ETC. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders.

     7.8 HEADINGS. The headings in this Guarantee are for convenience only and will not limit or otherwise affect any of the terms hereof.

     7.9 SUBROGATION AND PURCHASE OF LOAN DOCUMENTS. Upon payment in full of the Obligations, Guarantor will be subrogated to the rights of Lender with respect to the Obligations pursuant to the Loan Agreement and all related documents (collectively the "Loan Documents"). If Lender shall make demand on Guarantor to pay any of the Obligations pursuant to the terms of this Guarantee, in lieu of such payment, but in exchange for payment to Lender of cash in an amount equal to that amount as Guarantor shall be obligated to pay Lender pursuant to this Guarantee, at the option and request of Guarantor, Lender shall sell and assign to Guarantor, without recourse, representations or warranties, all of Lender's right, title and interest in and the Loan Documents relating to such Obligations.

     7.10 TERMINATION OF GUARANTEE. Upon indefeasible payment in full of the Obligations, Lender agrees to terminate this Guarantee. Notwithstanding any other provisions of this Guarantee, Guarantor may, upon written notice to Lender as provided in Section 7.2, terminate Guarantor's guarantee with respect to any additional advances by Lender subsequent to receipt of such notice, which advances Lender is not legally obligated to make at the time of receipt of such notice.

     7.11 GOVERNING LAW AND JURISDICTION. THIS GUARANTEE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES. GUARANTOR HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN HAMILTON COUNTY, OHIO AND ACCEPTS, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF ANY SUCH COURT. GUARANTOR CONSENTS THAT ANY SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL DIRECTED TO GUARANTOR AT GUARANTOR'S



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ADDRESS SET FORTH HEREIN FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE
COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. GUARANTOR WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY SUCH JURISDICTION. NOTHING CONTAINED HEREIN WILL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR PREVENT LENDER FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST GUARANTOR OR AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF GUARANTOR WITHIN ANY OTHER JURISDICTION. GUARANTOR AND LENDER EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTEE.

                              PRINTPACK, INC.



                              By:       /s/  Dennis M. Love
                                 ----------------------------------------
                              Print Name:    Dennis M. Love
                                         --------------------------------
                              Title:         President
                                    -------------------------------------
                              Date:          1/5/95
                                   --------------------------------------


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